UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2006

                            ------------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

       California                                               46-0476193
     (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

               27710 Jefferson Avenue
                     Suite A100
                Temecula, California                               92590
      (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Temecula Valley Bancorp Inc. ("Corporation") adopted an amendment to the Corporation's Bylaws, effective as of March 22, 2006. The amendment is set forth in Exhibit 3(iii) to this Form 8-K and is described below.

Section 3.3 of Article III of the Corporation's Bylaws was amended in order to adopt advance notice requirements covering shareholder proposals and board nominations that are intended to be presented at shareholders' meetings without inclusion in the Corporation's proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 ("non-Rule 14a-8 proposals"). New Section 3.3 sets the close of business on April 30, 2006 as the deadline for submission of non-Rule 14a-8 proposals for the 2006 annual meeting of shareholders and also sets deadlines for submission of non-Rule 14a-8 proposals to be presented at future annual and special shareholders' meetings. The Bylaws previously did not contain advance notice provisions or deadlines for submission of non-Rule 14a-8 proposals. The amendment also deletes the requirement to recite this section of the Bylaws in every notice to shareholders of a meeting at which directors are to be elected.


Item 9.01--Financial Statements and Exhibits.

Exhibit 3(iii) - Action with Respect to Bylaws



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: March 22, 2006                   By: /s/ STEPHEN H. WACKNITZ
                                           -----------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President